OPERATING LEASES (Tables)	12 Months Ended
Dec. 31, 2014
Leases [Abstract]
Future minimum contractual revenues for operating leases
The minimum contractual future revenues to be received on time charters as of December 31, 2014, were as follows:

Year ending December 31, (in thousands of $)	Total
2015	380,508
2016	388,234
2017	383,203
2018	253,663
2019	199,393
2020 and later	586,686
Total	2,191,687	(1)
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(1) This includes revenues from Golar relating to the Option Agreement entered into in connection with the acquisition of the Golar Grand in November 2012. Prior to February 2015, the Golar Grand operated under a time charter with BG Group which was not extended beyond its initial term and expired in the middle of February 2015. In February 2015, we exercised our option to require Golar to charter in the vessel until October 2017 at approximately 75% of the hire rate paid by BG Group representing an approximate 25% loss of daily revenue to us with respect to the Golar Grand.